SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

December 22, 2003

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number) Identification No.)	(I.R.S. Employer

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
EX-2.1 AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT
EX-99.1 PRESS RELEASE

      All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements, including any statements regarding: the amount and timing of benefits expected from the acquisition referred to in this Form 8-K; and WebMD’s future financial results and other projections or measures of future performance of WebMD. These statements are based on WebMD’s current plans and expectations and involve risks and uncertainties. Further information about these risks and uncertainties can be found in WebMD’s other Securities and Exchange Commission filings. WebMD expressly disclaims any intent or obligation to update these forward-looking statements.

* * * *

      ITEM 5. OTHER EVENTS

      As previously announced, Envoy Corporation, a wholly owned subsidiary of WebMD Corporation, and TPG Holding Company Limited, the owner of Medifax-EDI, Inc., entered into a Stock Purchase Agreement, dated as of October 21, 2003 and amended as of November 28, 2003, pursuant to which Envoy agreed to acquire Medifax for $280 million in cash, subject to customary post-closing adjustments. On December 22, 2003, the transaction was completed and Medifax-EDI became a subsidiary of Envoy. As previously announced, just prior to the closing of the transaction, Medifax-EDI distributed its Pharmacy Services companies to TPG Holding Company, an entity advised by Crescent Capital Investments, Inc., and these Pharmacy Services companies were not included in the transaction. Prior to completing the transaction, the parties entered into Amendment No. 2 to the Stock Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

      ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      The following exhibits are filed or furnished herewith:

2.1	Amendment No. 2, dated as of December 22, 2003, to the Stock Purchase Agreement dated as of October 21, 2003 and amended as of November 28, 2003 between TPG Holding Company Limited and Envoy Corporation

99.1	Press Release issued by WebMD Corporation, dated December 22, 2003, regarding completion of acquisition of Medifax-EDI

      ITEM 9. REGULATION FD DISCLOSURE

      On December 22, 2003, WebMD issued a press release announcing it had completed the acquisition of Medifax-EDI. A copy of the press release is attached as Exhibit 99.1. The information

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in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION

Dated: December 24, 2003	By:	/s/ Lewis H. Leicher Lewis H. Leicher Senior Vice President

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EXHIBIT INDEX

Exhibit
Number	Description

2.1	Amendment No. 2, dated as of December 22, 2003, to the Stock Purchase Agreement dated as of October 21, 2003 and amended as of November 28, 2003 between TPG Holding Company Limited and Envoy Corporation

99.1	Press Release issued by WebMD Corporation, dated December 22, 2003, regarding completion of acquisition of Medifax-EDI

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